UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund VI, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Corporate High Yield Fund VI, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Corportate High Yield Fund VI, Inc.                          BLACKROCK

ANNUAL REPORT | AUGUST 31, 2006


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Corporate High Yield Fund VI, Inc.

The Benefits and Risks of Leveraging

BlackRock Corporate High Yield Fund VI, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006        3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark and comparable Lipper category average for the fiscal year, benefiting from the strong performance of select holdings, particularly in the first half of the period.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, the Common Stock of BlackRock Corporate High Yield Fund VI, Inc. had net annualized yields of 8.14% and 9.21%, based on a year-end per share net asset value of $14.12 and a per share market price of $12.48, respectively, and $1.150 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +6.29%, based on a change in per share net asset value from $15.08 to $14.12, and assuming reinvestment of all distributions. By comparison, the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +5.41%, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +5.44% for the 12-month period. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.)

For the six-month period ended August 31, 2006, the total investment return on the Fund's Common Stock was +2.69%, based on a change in per share net asset value from $14.36 to $14.12, and assuming reinvestment of all distributions. For the same period, the benchmark returned +3.45%, while the Lipper category posted an average return of +2.88%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

High yield securities posted modest gains during the past 12 months, despite a decline in the market in June 2006. The extent of the decline was not as intense as that experienced by other markets in the middle of the calendar year. The correction was widespread, with equities and emerging markets securities declining markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes.

What factors most influenced Fund performance?

The majority of the Fund's outperformance occurred in the first six months of the fiscal year. The market was strengthening during this time, and the performance of many of our more speculative holdings improved. Companies such as HealthSouth Corp. and propane distributor Star Gas Partners, L.P. resolved financial issues, showed solid earnings recovery and generated positive returns. The same was true of Cypress Semiconductor Corp., ADC Telecommunications, Inc. and several other companies in which we held convertible securities. Fund performance also benefited from our airlines positions in the first half, as the industry began to resolve over-capacity problems and instituted price hikes to counteract rising fuel costs.

In the latter half of the fiscal year, positive contributors to Fund results included Select Medical Corp., an outpatient medical services provider; Reliant Energy, Inc., an independent power producer; and Indalex Holding Corp., a metals manufacturer. Each of these companies reported better- than-expected earnings several times during the year.

While the Fund outperformed its benchmark and its Lipper category average for the full fiscal period, it modestly underperformed both in the second half of the year. This is attributed primarily to the reduced risk profile of the portfolio. As measured by the Credit Suisse High Yield Index, returns of the CCC rating category and of distressed and defaulted bonds were more than 6% higher than those of better- quality securities during the six months ended August 31, 2006. In addition, higher-risk sectors such as airlines, alternative telecommunications providers and autos/auto parts performed quite well during this time. The Fund had a more conservative mix of investments within these higher-risk sectors.


4       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

What changes were made to the portfolio during the period?

In anticipation of gradually slowing economic growth and a moderate increase in the default rates on high yield bonds, we reduced the portfolio's risk profile during the year. We trimmed the Fund's position in lower-rated CCC bonds and increased the weighting in higher-quality BB-rated issues. We also reduced the portfolio's exposure to cyclical sectors such as chemicals, manufacturing and paper.

Also during the year, we reduced the Fund's position in convertible securities while increasing exposure to floating rate securities. Our position in convertible securities (corporate bonds that pay interest and also can be converted to shares of company stock at a specific price) was trimmed from 8.5% of net assets a year ago to less than 3% at period-end. Our holdings in floating rate securities, including bank loans, increased from 11.6% of net assets a year ago to nearly 15% at August 31, 2006.

The Fund's leverage position averaged 28.4% during the past six months. That is, the Fund borrowed the equivalent of 28.4% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. As of August 31, 2006, the Fund was 30.3% leveraged after borrowing $216.2 million at a cost of 5.35%. For the year ended August 31, 2006, the average borrowing amount was approximately $184.1 million, and the weighted average annual interest rate was 4.89%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

The Federal Reserve Board raised the target federal funds rate from 3.50% to 5.25% in seven increments of 25 basis points (.25%) during the 12-month period. Rising interest rates resulted in higher borrowing costs for the Fund. The increasing cost of leverage had an adverse effect on the Fund's earnings during the period. As mentioned previously, we also upgraded the portfolio's credit quality in anticipation of a gradual increase in default rates in 2006 and 2007. While this has decreased the Fund's earnings in the short term, we believe these changes should result in a higher net asset value in the medium term.

How would you characterize the Fund's position at the close of the period?

Both the Fund and the Credit Suisse High Yield Index had an average credit rating of B at the end of the period. Relative to its benchmark, the portfolio had an underweight exposure to securities rated CCC and below, the lowest rating categories. The Fund's largest industry exposures at period-end were in defensive sectors, primarily health care, gaming, U.S. cable and utility. This reflects our risk-reduction efforts and, we believe, positions the Fund well for a slowdown in economic growth and gradual rise in default rates.

Elizabeth M. Phillips
Vice President and Portfolio Manager

September 18, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, Portfolio Managers Scott Amero and Jeff Gary assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Amero joined BlackRock in 1990 and is a Managing Director and co-head of BlackRock's fixed income portfolio management team. Prior to joining BlackRock, he was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Gary joined BlackRock in 2003 and is a Managing Director and portfolio manager. Prior to joining BlackRock, Mr. Gary had most recently been a Managing Director and portfolio manager with AIG (American General) Investment Group for several years.
--------------------------------------------------------------------------------


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006        5

Portfolio Information

                                                                                                                          Percent of
As of August 31, 2006                                                                                                   Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*      Building Materials is a manufacturer of residential roofing products, with
                                          Timberline as its major brand.                                                        1.6%
------------------------------------------------------------------------------------------------------------------------------------
L-3 Communications Corp.*                 The company is a supplier of secure communications systems, avionics, telemetry, instrumentation and other communications and support services.
                                          Customers include aerospace contractors and the United States military and
                                          federal agencies.                                                                     1.3
------------------------------------------------------------------------------------------------------------------------------------
Qwest*                                    Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web hosting, high-speed
                                          Internet access and private networks.                                                 1.3
------------------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc.*               SunGard is a top financial software firm, brought private by a group of seven financial investors. The company provides information technology and electronic processing for financial services companies worldwide. It also
                                          offers a high availability infrastructure for business continuity.                    1.2
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                 Sierra Pacific Resources is the holding company for two utilities, Nevada
                                          Power Company and Sierra Pacific Power Company. Both utilities primarily
                                          serve the State of Nevada.                                                            1.2
------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.                 Cablevision Systems New York Group provides telecommunications and entertainment services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. Cablevision serves cable
                                          customers primarily in the New York metropolitan area.                                1.2
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*            Adelphia is a cable television operator, with systems in suburban areas of large- and medium-sized cities in the United States. Our holdings are primarily in loans to Adelphia's Century Cable subsidiary that have
                                          continued to pay interest through the bankruptcy proceedings.                         1.2
------------------------------------------------------------------------------------------------------------------------------------
Intelsat*                                 Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet
                                          communications to over 200 countries and territories.                                 1.1
------------------------------------------------------------------------------------------------------------------------------------
FelCor Lodging LP*                        FelCor is a real estate investment trust holding upscale and full-service hotels, primarily in Texas, California and Florida. The company's brands include Embassy Suites, Crowne Plaza, Holiday Inn and Doubletree, as well
                                          as Sheraton and Westin.                                                               1.1
------------------------------------------------------------------------------------------------------------------------------------
Rogers Wireless Communications, Inc.*     A subsidiary of Canadian communications and media company, Rogers
                                          Communications, Rogers Wireless provides wireless communications services throughout Canada. The company has digital personal communications service, cellular, paging, interactive messaging and wireless data
                                          services.                                                                             1.0
------------------------------------------------------------------------------------------------------------------------------------

* Includes combined holdings or affiliates.

Portfolio Profile

--------------------------------------------------------------------------------
Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ...................................................              2.0%
BB/Ba .....................................................             22.0
B/B .......................................................             64.0
CCC/Caa ...................................................              9.1
NR (Not Rated) ............................................              1.8
Other* ....................................................              1.1
--------------------------------------------------------------------------------
* Includes investments in common stocks, preferred stocks, capital trusts, warrants and short-term securities.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ....................................................              6.9%
Bermuda ...................................................              1.1
Ireland ...................................................              1.1
Brazil ....................................................              0.9
United Kingdom ............................................              0.7
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Health Care ...............................................              8.6%
Gaming ....................................................              7.5
Cable -- U.S. .............................................              7.2
Utility ...................................................              7.1
Paper .....................................................              5.7
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.8 years
--------------------------------------------------------------------------------


6       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Schedule of Investments                                        (in U.S. dollars)

        Face
      Amount    Corporate Bonds                                        Value
===============================================================================
Aerospace & Defense--4.7%
                Alliant Techsystems, Inc.:
  $  950,000        6.75% due 4/01/2016                           $     923,875
   3,150,000        3% due 8/15/2024 (a)(h)                           3,697,313
   2,325,000    DRS Technologies, Inc., 6.875% due 11/01/2013         2,255,250
   1,600,000    Esterline Technologies Corp., 7.75%
                  due 6/15/2013                                       1,600,000
                L-3 Communications Corp.:
   2,200,000        7.625% due 6/15/2012                              2,255,000
   2,550,000        5.875% due 1/15/2015                              2,409,750
   2,200,000        6.375% due 10/15/2015                             2,117,500
   2,220,000        3% due 8/01/2035 (a)(h)                           2,233,875
   2,875,000    Standard Aero Holdings, Inc., 8.25%
                  due 9/01/2014                                       2,767,188
   3,200,000    Vought Aircraft Industries, Inc., 8%
                  due 7/15/2011                                       2,880,000
                                                                  -------------
                                                                     23,139,751
===============================================================================
Airlines--1.6%
   3,650,000    American Airlines, Inc. Class C, 7.80%
                  due 4/01/2008                                       3,650,000
                Continental Airlines, Inc.:
   3,286,269        Series 1997-4-B, 6.90% due 7/02/2018              3,113,835
      51,961        Series 1998-1-C, 6.541% due 9/15/2009                49,677
     901,265        Series 2001-1 Class C, 7.033%
                      due 12/15/2012                                    892,693
                                                                  -------------
                                                                      7,706,205
===============================================================================
Automotive--2.6%
                AutoNation, Inc. (a):
   4,575,000        7.507% due 4/15/2013 (c)                          4,597,875
   2,400,000        7% due 4/15/2014                                  2,367,000
   4,725,000    Ford Motor Credit Co., 9.875% due 8/05/2011           4,936,689
     950,000    General Motors Acceptance Corp., 7.25%
                  due 3/02/2011                                         947,831
                                                                  -------------
                                                                     12,849,395
===============================================================================
Broadcasting--4.7%
   2,800,000    Allbritton Communications Co., 7.75%
                  due 12/15/2012                                      2,768,500
   2,550,000    Barrington Broadcasting Group LLC, 10.50%
                  due 8/15/2014 (a)                                   2,499,000
   3,175,000    CMP Susquehanna Corp., 9.875%
                  due 5/15/2014 (a)                                   2,960,688
   4,750,000    Paxson Communications Corp., 8.757%
                  due 1/15/2012 (a)(c)                                4,785,625
   4,075,000    Salem Communications Corp., 7.75%
                  due 12/15/2010                                      4,059,719
   2,550,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012      2,581,875
   2,250,000    Sirius Satellite Radio, Inc., 9.625% due
                  8/01/2013                                           2,137,500
   1,875,000    XM Satellite Radio, Inc., 9.75% due 5/01/2014
                  (a)                                                 1,762,500
                                                                  -------------
                                                                     23,555,407
===============================================================================
Cable--U.S.--7.5%
   1,300,000    Adelphia Communications Corp., 6%
                  due 2/15/2006 (h)(j)(l)                                 6,500
   3,075,000    CCH I LLC, 11% due 10/01/2015                         2,729,062
   3,750,000    CSC Holdings, Inc. Series B, 7.625%
                  due 4/01/2011                                       3,834,375
   4,125,000    Cablevision Systems Corp. Series B, 8%
                  due 4/15/2012                                       4,145,625
   3,500,000    Charter Communications Holdings II LLC, 10.25%
                  due 9/15/2010                                       3,543,750
                Intelsat Subsidiary Holding Co. Ltd.:
   4,200,000        10.484% due 1/15/2012 (c)                         4,263,000
   3,475,000        8.625% due 1/15/2015                              3,509,750
   1,019,000    Loral Spacecom Corp., 14% due 11/15/2015 (f)          1,154,017
   3,900,000    Mediacom LLC, 9.50% due 1/15/2013                     4,007,250
   3,459,000    PanAmSat Corp., 9% due 8/15/2014                      3,519,532
   3,150,000    Quebecor Media, Inc., 7.75% due 3/15/2016             3,118,500
   3,100,000    Rainbow National Services LLC, 10.375%
                  due 9/01/2014 (a)                                   3,452,625
                                                                  -------------
                                                                     37,283,986
===============================================================================
Chemicals--6.1%
   2,459,000    BCP Caylux Holdings Luxembourg SCA, 9.625%
                  due 6/15/2014                                       2,664,941
   2,405,000    Huntsman International, LLC, 10.125%
                  due 7/01/2009                                       2,453,100
   1,275,000    Innophos, Inc., 8.875% due 8/15/2014                  1,275,000
   6,675,000    Millennium America, Inc., 9.25% due 6/15/2008         6,825,187
                Nalco Co.:
   1,900,000        7.75% due 11/15/2011                              1,933,250
   1,900,000        8.875% due 11/15/2013                             1,957,000
   1,168,000    Nalco Finance Holdings, Inc., 10.078%
                  due 1/15/2014 (b)                                     890,600
   4,775,000    Nova Chemicals Corp., 8.405%
                  due 11/15/2013 (c)                                  4,876,469
   3,750,000    Omnova Solutions, Inc., 11.25% due 6/01/2010          3,975,000
   2,550,000    Reichhold Industries, Inc., 9% due 8/15/2014 (a)      2,499,000
   1,025,000    Unifi, Inc., 11.50% due 5/15/2014 (a)                   973,750
                                                                  -------------
                                                                     30,323,297
===============================================================================
Consumer--Durables--0.9%
   2,125,000    Sealy Mattress Co., 8.25% due 6/15/2014               2,146,250
   2,200,000    Simmons Bedding Co., 7.875% due 1/15/2014             2,123,000
                                                                  -------------
                                                                      4,269,250
===============================================================================
Consumer--Non-Durables--6.5%
   6,775,000    American Greetings Corp., 7.375%
                  due 6/01/2016                                       6,817,344
   3,825,000    Chattem, Inc., 7% due 3/01/2014                       3,652,875
   4,825,000    Church & Dwight Co., Inc., 6% due 12/15/2012          4,535,500
   5,725,000    Hines Nurseries, Inc., 10.25% due 10/01/2011          5,095,250
                Levi Strauss & Co.:
   2,525,000        10.258% due 4/01/2012 (c)                         2,607,062
   3,200,000        8.875% due 4/01/2016                              3,160,000
   3,150,000    Quiksilver, Inc., 6.875% due 4/15/2015                2,937,375
   3,475,000    Samsonite Corp., 8.875% due 6/01/2011                 3,570,563
                                                                  -------------
                                                                     32,375,969
===============================================================================
Diversified Media--7.4%
   1,575,000    American Media Operations, Inc. Series B, 10.25%
                  due 5/01/2009                                       1,460,812
   4,125,000    CBD Media, Inc., 8.625% due 6/01/2011                 4,042,500
   2,525,000    Cadmus Communications Corp., 8.375%
                  due 6/15/2014                                       2,468,187
   3,800,000    CanWest Media, Inc., 8% due 9/15/2012                 3,676,500
   2,256,000    Dex Media West LLC, 9.875% due 8/15/2013              2,422,380
   2,525,000    Houghton Mifflin Co., 12.031%
                  due 5/15/2011 (a)(c)                                2,537,625
   3,173,000    Liberty Media Corp., 0.75% due 3/30/2023 (h)          3,327,684
   4,775,000    Nielsen Finance LLC, 10% due 8/01/2014 (a)            4,888,406
   5,050,000    Quebecor World Capital Corp., 8.75%
                  due 3/15/2016 (a)                                   4,747,000


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006        7

Schedule of Investments (continued)                            (in U.S. dollars)

        Face
      Amount    Corporate Bonds                                        Value
===============================================================================
Diversified Media (concluded)
                RH Donnelley Corp.:
  $2,275,000        Series A-2, 6.875% due 1/15/2013              $   2,041,813
   2,400,000        Series A-3, 8.875% due 1/15/2016                  2,364,000
   2,850,000    Universal City Florida Holding Co. I, 10.239%
                  due 5/01/2010 (c)                                   2,914,125
                                                                  -------------
                                                                     36,891,032
===============================================================================
Energy--Exploration & Production--4.8%
   2,500,000    Chaparral Energy, Inc., 8.50% due 12/01/2015          2,518,750
   4,750,000    Compton Petroleum Finance Corp., 7.625%
                  due 12/01/2013                                      4,631,250
   3,150,000    Encore Acquisition Co., 6.25% due 4/15/2014           2,961,000
   4,450,000    Exco Resources, Inc., 7.25% due 1/15/2011             4,327,625
                Plains Exploration & Production Co.:
     325,000        7.125% due 6/15/2014                                333,125
   4,250,000        Series B, 8.75% due 7/01/2012                     4,462,500
   3,175,000    Pogo Producing Co., 7.875% due 5/01/2013 (a)          3,238,500
   1,625,000    Quicksilver Resources, Inc., 7.125%
                  due 4/01/2016                                       1,551,875
                                                                  -------------
                                                                     24,024,625
===============================================================================
Energy--Other--4.7%
   1,750,000    Copano Energy LLC, 8.125% due 3/01/2016               1,771,875
   3,975,000    Dresser, Inc., 9.375% due 4/15/2011                   4,044,562
     650,000    Ferrellgas Escrow LLC, 6.75% due 5/01/2014              625,625
   3,825,000    Ferrellgas Partners LP, 8.75% due 6/15/2012           3,958,875
   3,175,000    MarkWest Energy Partners LP, 8.50%
                  due 7/15/2016 (a)                                   3,214,687
   3,200,000    Ocean RIG ASA, 9.481% due 4/04/2011                   3,176,000
   3,700,000    SemGroup LP, 8.75% due 11/15/2015 (a)                 3,764,750
   3,200,000    Suburban Propane Partners, LP, 6.875%
                  due 12/15/2013                                      3,064,000
                                                                  -------------
                                                                     23,620,374
===============================================================================
Financial--0.4%
   1,600,000    Saxon Capital, Inc., 12% due 5/01/2014 (a)            2,186,581
===============================================================================
Food & Tobacco--4.4%
   1,300,000    AmeriQual Group LLC, 9.50% due 4/01/2012 (a)          1,326,000
                Constellation Brands Inc.:
   3,800,000        8.125% due 1/15/2012                              3,942,500
   1,950,000        7.25% due 9/01/2016                               1,959,750
   4,800,000    Cott Beverages USA, Inc., 8% due 12/15/2011           4,860,000
   4,791,000    Del Monte Corp., 8.625% due 12/15/2012                5,012,584
   1,600,000    Michael Foods, Inc., 8% due 11/15/2013                1,632,000
   3,150,000    National Beef Packing Co. LLC, 10.50%
                  due 8/01/2011                                       3,283,875
                                                                  -------------
                                                                     22,016,709
===============================================================================
Gaming--10.5%
   5,175,000    Boyd Gaming Corp., 8.75% due 4/15/2012                5,427,281
   2,200,000    Caesars Entertainment, Inc., 7.875%
                  due 3/15/2010                                       2,293,500
                Galaxy Entertainment Finance Co. Ltd. (a):
   1,675,000        10.42% due 12/15/2010 (c)                         1,754,562
     875,000        9.875% due 12/15/2012                               916,562
   2,775,000    Inn of the Mountain Gods Resort & Casino, 12%
                  due 11/15/2010                                      2,802,750
                Isle of Capri Casinos, Inc.:
   1,875,000        9% due 3/15/2012                                  1,961,719
     625,000        7% due 3/01/2014                                    593,750
   2,125,000    Jacobs Entertainment Co., 9.75%
                  due 6/15/2014 (a)                                   2,122,344
   2,425,000    Little Traverse Bay Bands of Odawa Indians,
                  10.25% due 2/15/2014 (a)                            2,412,875
                MGM Mirage:
   2,575,000        9.75% due 6/01/2007                               2,639,375
   1,150,000        6.75% due 4/01/2013 (a)                           1,109,750
   1,575,000    Mirage Resorts, Inc., 6.75% due 2/01/2008             1,580,906
   3,150,000    Penn National Gaming, Inc., 6.875%
                  due 12/01/2011                                      3,134,250
   3,950,000    Poster Financial Group, Inc., 8.75%
                  due 12/01/2011                                      4,127,750
   4,200,000    Resorts International Hotel and Casino, Inc.,
                  11.50% due 3/15/2009                                4,394,250
   1,575,000    San Pasqual Casino, 8% due 9/15/2013 (a)              1,584,844
                Station Casinos, Inc.:
   1,900,000        6.50% due 2/01/2014                               1,771,750
   2,575,000        7.75% due 8/15/2016                               2,655,469
   2,225,000        6.625% due 3/15/2018                              1,985,813
   4,525,000    Trump Entertainment Resorts, Inc., 8.50%
                  due 6/01/2015                                       4,377,938
   2,825,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014             2,697,875
                                                                  -------------
                                                                     52,345,313
===============================================================================
Health Care--10.8%
   1,925,000    Athena Neurosciences Finance LLC, 7.25%
                  due 2/21/2008                                       1,910,562
   6,100,000    DaVita, Inc., 7.25% due 3/15/2015                     5,978,000
   3,175,000    Elan Finance Plc, 9.405% due 11/15/2011 (c)           3,206,750
   3,175,000    HCA, Inc., 5.50% due 12/01/2009                       3,131,344
   4,750,000    HealthSouth Corp., 11.418%
                  due 6/15/2014 (a)(c)                                4,880,625
                Mylan Laboratories, Inc.:
   3,500,000        5.75% due 8/15/2010                               3,403,750
   3,375,000        6.375% due 8/15/2015                              3,252,656
   2,725,000    Omnicare, Inc., 6.75% due 12/15/2013                  2,616,000
                Select Medical Corp.:
   2,225,000        7.625% due 2/01/2015                              1,924,625
   2,225,000        10.82% due 9/15/2015 (c)                          2,047,000
   1,575,000    Tenet Healthcare Corp., 9.875% due 7/01/2014          1,535,625
   4,175,000    Triad Hospitals, Inc., 7% due 5/15/2012               4,101,938
   4,775,000    U.S. Oncology, Inc., 9% due 8/15/2012                 4,942,125
   1,575,000    VWR International, Inc., 8% due 4/15/2014             1,559,250
   3,175,000    Vanguard Health Holding Co. II, LLC, 9%
                  due 10/01/2014                                      3,079,750
   6,325,000    Ventas Realty, LP, 6.75% due 6/01/2010                6,443,594
                                                                  -------------
                                                                     54,013,594
===============================================================================
Housing--5.1%
                Building Materials Corp. of America:
   2,350,000        8% due 10/15/2007                                 2,338,250
   8,850,000        8% due 12/01/2008                                 8,805,750
   4,750,000    Forest City Enterprises, Inc., 7.625%
                  due 6/01/2015                                       4,785,625
                Goodman Global Holding Co., Inc.:
   1,147,000        8.329% due 6/15/2012 (c)                          1,147,000
   2,225,000        7.875% due 12/15/2012                             2,085,937
   2,550,000    Ply Gem Industries, Inc., 9% due 2/15/2012            2,065,500
   1,275,000    Standard-Pacific Corp., 9.25% due 4/15/2012           1,192,125
   1,275,000    Technical Olympic USA, Inc., 8.25%
                  due 4/01/2011 (a)                                   1,192,125
   1,600,000    Texas Industries, Inc., 7.25% due 7/15/2013           1,600,000
                                                                  -------------
                                                                     25,212,312
===============================================================================


8       BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

        Face
      Amount    Corporate Bonds                                        Value
===============================================================================
Information Technology--4.7%
  $2,792,000    Cypress Semiconductor Corp., 1.25%
                  due 6/15/2008 (h)                               $   3,301,540
                MagnaChip Semiconductor SA:
   3,325,000        8.579% due 12/15/2011 (c)                         2,842,875
     350,000        8% due 12/15/2014                                   224,000
                SunGard Data Systems, Inc.:
   3,875,000        9.125% due 8/15/2013                              4,000,938
   2,625,000        9.973% due 8/15/2013 (c)                          2,743,125
   1,625,000        10.25% due 8/15/2015                              1,659,531
     650,000    Telcordia Technologies Inc., 10%
                  due 3/15/2013 (a)                                     518,375
   2,100,000    UGS Capital Corp. II, 10.38% due 6/01/2011
                  (a)(f)                                              2,115,750
   2,225,000    UGS Corp., 10% due 6/01/2012                          2,391,875
   3,575,000    Viasystems, Inc., 10.50% due 1/15/2011                3,467,750
                                                                  -------------
                                                                     23,265,759
===============================================================================
Leisure--1.9%
                FelCor Lodging LP:
   2,425,000      8.50% due 6/01/2011                                 2,564,437
   4,650,000      9.57% due 6/01/2011 (c)                             4,766,250
   2,375,000    Host Marriott LP, 6.75% due 6/01/2016                 2,303,750
                                                                  -------------
                                                                      9,634,437
===============================================================================
Manufacturing--2.4%
   3,500,000    CPI Holdco, Inc., 11.298% due 2/01/2015 (c)           3,605,000
   3,175,000    Chart Industries, Inc., 9.125% due 10/15/2015
                  (a)                                                 3,302,000
   1,455,000    Invensys Plc, 9.875% due 3/15/2011 (a)                1,571,400
   3,800,000    Trimas Corp., 9.875% due 6/15/2012                    3,600,500
                                                                  -------------
                                                                     12,078,900
===============================================================================
Metal--Other--2.0%
   3,250,000    Foundation PA Coal Co., 7.25% due 8/01/2014           3,160,625
   3,775,000    Indalex Holding Corp.,11.50% due 2/01/2014 (a)        4,001,500
   3,175,000    Novelis, Inc., 8.25% due 2/15/2015 (a)                3,016,250
                                                                  -------------
                                                                     10,178,375
===============================================================================
Packaging--2.4%
   3,475,000    Graham Packing Co., Inc., 9.875%
                  due 10/15/2014                                      3,344,687
                Owens-Brockway:
   4,175,000        8.875% due 2/15/2009                              4,289,812
   1,575,000        8.25% due 5/15/2013                               1,594,687
   2,775,000    Packaging Dynamics Finance Corp., 10%
                  due 5/01/2016 (a)                                   2,775,000
                                                                  -------------
                                                                     12,004,186
===============================================================================
Paper--8.0%
   3,200,000    Abitibi-Consolidated, Inc., 8.829%
                  due 6/15/2011 (c)                                   3,152,000
   3,175,000    Boise Cascade LLC, 8.382% due 10/15/2012 (c)          3,190,875
   4,475,000    Bowater, Inc., 8.329% due 3/15/2010 (c)               4,519,750
   5,075,000    Domtar, Inc., 7.125% due 8/15/2015                    4,719,750
                Graphic Packaging International Corp.:
   1,675,000        8.50% due 8/15/2011                               1,700,125
   2,825,000        9.50% due 8/15/2013                               2,839,125
                NewPage Corp.:
   2,400,000        11.739% due 5/01/2012 (c)                         2,592,000
   1,600,000        12% due 5/01/2013                                 1,652,000
   5,400,000    Norske Skog Canada Ltd. Series D, 8.625%
                  due 6/15/2011                                       5,305,500
   3,175,000    Rock-Tenn Co., 8.20% due 8/15/2011                    3,270,250
   4,150,000    Smurfit Kappa Funding Plc, 9.625%
                  due 10/01/2012                                      4,331,563
                Verso Paper Holdings LLC (a):
   1,525,000        9.125% due 8/01/2014                              1,517,375
   1,075,000        11.375% due 8/01/2016                             1,064,250
                                                                  -------------
                                                                     39,854,563
===============================================================================
Retail--1.6%
   4,150,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014           3,958,062
                Neiman Marcus Group, Inc.:
   2,225,000        9% due 10/15/2015                                 2,364,062
   1,575,000        10.375% due 10/15/2015                            1,685,250
                                                                  -------------
                                                                      8,007,374
===============================================================================
Service--7.4%
   3,175,000    Ashtead Capital, Inc., 9% due 8/15/2016 (a)           3,238,500
                Avis Budget Car Rental LLC (a):
     950,000        7.625% due 5/15/2014                                902,500
   4,450,000        7.905% due 5/15/2014 (c)                          4,349,875
   4,775,000    Corrections Corp. of America, 7.50%
                  due 5/01/2011                                       4,876,469
   2,825,000    Dycom Industries, Inc., 8.125% due 10/15/2015         2,853,250
   1,875,000    MSW Energy Holdings LLC, 8.50% due 9/01/2010          1,931,250
     750,000    MSW Energy Holdings II LLC, 7.375%
                  due 9/01/2010                                         753,750
   3,175,000    Mac-Gray Corp., 7.625% due 8/15/2015                  3,222,625
   4,775,000    Service Corp. International, 8% due 6/15/2017
                  (a)                                                 4,572,063
   5,400,000    United Rentals North America, Inc., 7.75%
                  due 11/15/2013                                      5,170,500
   4,775,000    Waste Services, Inc., 9.50% due 4/15/2014             4,870,500
                                                                  -------------
                                                                     36,741,282
===============================================================================
Steel--0.9%
   3,175,000    Chaparral Steel Co., 10% due 7/15/2013                3,508,375
     700,000    Ucar Finance, Inc., 10.25% due 2/15/2012                735,000
                                                                  -------------
                                                                      4,243,375
===============================================================================
Telecommunications--5.2%
                ADC Telecommunications, Inc. (h):
   2,226,000        1% due 6/15/2008                                  2,061,833
   1,025,000        5.795% due 6/15/2013 (c)                            964,781
   3,175,000    Inmarsat Finance Plc, 7.625% due 6/30/2012            3,254,375
   4,900,000    LCI International, Inc., 7.25% due 6/15/2007          4,900,000
   3,800,000    Nordic Telephone Co. Holdings ApS, 8.875%
                  due 5/01/2016 (a)                                   3,952,000
     650,000    Qwest Communications International, Inc., 7.50%
                  due 2/15/2014                                         644,313
                Qwest Corp.:
   2,300,000        8.579% due 6/15/2013 (c)                          2,475,375
     875,000        7.625% due 6/15/2015                                897,969
   1,450,000    Time Warner Telecom Holdings, Inc., 9.405%
                  due 2/15/2011 (c)                                   1,479,000
   4,800,000    Windstream Corp., 8.125% due 8/01/2013 (a)            5,064,000
                                                                  -------------
                                                                     25,693,646
===============================================================================
Transportation--0.9%
   2,225,000    OMI Corp., 7.625% due 12/01/2013                      2,225,000
   2,250,000    Teekay Shipping Corp., 8.875% due 7/15/2011           2,362,500
                                                                  -------------
                                                                      4,587,500
===============================================================================


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006        9

Schedule of Investments (continued)                            (in U.S. dollars)

        Face
      Amount    Corporate Bonds                                        Value
===============================================================================
Utility--10.0%
                The AES Corp.:
  $4,000,000        9.375% due 9/15/2010                          $   4,320,000
     100,000        8.75% due 5/15/2013 (a)                             107,375
   2,124,000    CenterPoint Energy, Inc. Series B, 3.75%
                  due 5/15/2023 (h)                                   2,737,305
   4,775,000    Dynegy Holdings, Inc., 8.375% due 5/01/2016 (a)       4,703,375
   4,128,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                  due 12/30/2011                                      4,273,256
   4,125,000    Edison Mission Energy, 7.50% due 6/15/2013 (a)        4,125,000
   2,825,000    El Paso Performance-Linked Trust, 7.75%
                  due 7/15/2011 (a)                                   2,877,969
   4,125,000    Mirant North America LLC, 7.375%
                  due 12/31/2013                                      4,083,750
                NRG Energy, Inc.:
   2,550,000        7.25% due 2/01/2014                               2,518,125
   2,350,000        7.375% due 2/01/2016                              2,314,750
                Nevada Power Co.:
     622,000        9% due 8/15/2013                                    678,029
   2,400,000        Series A, 8.25% due 6/01/2011                     2,629,032
   4,750,000    Reliant Energy, Inc., 9.50% due 7/15/2013             4,940,000
   3,825,000    Sierra Pacific Power Co. Series A, 8%
                  due 6/01/2008                                       3,952,434
     775,000    Sierra Pacific Resources, 8.625% due 3/15/2014          833,054
   1,650,000    Southern Natural Gas Co., 8.875%
                  due 3/15/2010                                       1,730,928
   3,322,601    Tenaska Alabama Partners LP, 7%
                  due 6/30/2021 (a)                                   3,190,903
                                                                  -------------
                                                                     50,015,285
===============================================================================
Wireless Communications--4.1%
   2,675,000    Centennial Cellular Operating Co. LLC, 10.125%
                  due 6/15/2013                                       2,822,125
   1,900,000    Dobson Communications Corp., 9.757%
                  due 10/15/2012 (c)                                  1,923,750
   3,800,000    IWO Holdings, Inc., 9.257% due 1/15/2012 (c)          3,923,500
                Rogers Wireless Communications, Inc.:
   1,875,000        8.454% due 12/15/2010 (c)                         1,924,219
     250,000        8% due 12/15/2012                                   261,250
   5,250,000        6.375% due 3/01/2014                              5,145,000
                Rural Cellular Corp.:
   3,125,000        8.25% due 3/15/2012                               3,203,125
     950,000        8.25% due 3/15/2012 (a)                             973,750
                                                                  -------------
                                                                     20,176,719
-------------------------------------------------------------------------------
                Total Corporate Bonds
                (Cost--$670,287,491)--134.2%                        668,295,201
===============================================================================

                Floating Rate Loan Interests (k)
===============================================================================
Cable--U.S.--1.6%
   8,400,000    Century Cable Holdings LLC, Discretionary Term
                  Loan, 10.25% due 12/31/2009                         8,142,750
===============================================================================
Chemicals--1.0%
   4,870,000    Wellman, Inc. Second Lien Term Loan, 12.239%
                  due 2/10/2010                                       4,760,425
-------------------------------------------------------------------------------
                Total Floating Rate Loan Interests
                (Cost--$12,771,338)--2.6%                            12,903,175
===============================================================================

                Foreign Government Obligations
===============================================================================
Government--Foreign--1.2%
   4,800,000    Brazilian Government International Bond, 11%
                  due 8/17/2040                                       6,271,200
-------------------------------------------------------------------------------
                Total Foreign Government Obligations
                (Cost--$6,076,029)--1.2%                              6,271,200
===============================================================================

      Shares
        Held    Common Stocks
===============================================================================
Cable--U.S.--0.7%
     126,494    Loral Space & Communications Ltd. (g)                 3,250,896
===============================================================================
Manufacturing--0.5%
     116,910    Medis Technologies Ltd. (g)                           2,341,707
===============================================================================
Paper--0.0%
      78,039    Western Forest Products, Inc. (g)                       116,030
-------------------------------------------------------------------------------
                Total Common Stocks
                (Cost--$6,506,742)--1.2%                              5,708,633
===============================================================================

===============================================================================
Preferred Securities
-------------------------------------------------------------------------------

        Face
      Amount    Capital Trusts
===============================================================================
Health Care--1.2%
  $5,975,000    Fresenius Medical Care Capital Trust II, 7.875%
                  due 2/01/2008                                       6,094,500
-------------------------------------------------------------------------------
                Total Capital Trusts
                (Cost--$6,090,290)--1.2%                              6,094,500
===============================================================================

      Shares
        Held    Preferred Stocks
===============================================================================
Cable--U.S.--0.4%
       9,781    Loral Spacecom Corp.
                  Series A, 12% (f)                                   1,931,748
-------------------------------------------------------------------------------
                Total Preferred Stocks
                (Cost--$1,931,430)--0.4%                              1,931,748
-------------------------------------------------------------------------------
                Total Preferred Securities
                (Cost--$8,021,720)--1.6%                              8,026,248
===============================================================================


10      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

      Shares
        Held    Warrants (d)                                           Value
===============================================================================
Health Care--0.0%
      54,577    HealthSouth Corp.
                  (expires 1/16/2014)                             $      95,510
-------------------------------------------------------------------------------
                Total Warrants
                (Cost--$0)--0.0%                                         95,510
===============================================================================

  Beneficial
    Interest    Short-Term Securities
===============================================================================
  $   67,441    Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I, 5.11% (e)(i)                      67,441
-------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost--$67,441)--0.0%                                    67,441
===============================================================================
Total Investments (Cost--$703,730,761*)--140.8%                     701,367,408

Liabilities in Excess of Other Assets--(40.8%)                     (203,271,489)
                                                                  -------------
Net Assets--100.0%                                                $ 498,095,919
                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $ 704,465,616
                                                                  =============
      Gross unrealized appreciation ............................  $  11,089,769
      Gross unrealized depreciation ............................    (14,187,977)
                                                                  -------------
      Net unrealized depreciation ..............................  $  (3,098,208)
                                                                  =============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(c)   Floating rate security.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)   Represents the current yield as of August 31, 2006.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g)   Non-income producing security.
(h)   Convertible security.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $ 67,441           $ 28,123
      --------------------------------------------------------------------------

(j) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(k) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(l) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of August 31, 2006 were as follows:

      -----------------------------------------------------------------------------------
                                                                              Unrealized
                                                            Notional         Appreciation
                                                             Amount         (Depreciation)
      -----------------------------------------------------------------------------------
      Sold credit default protection on General Motors
        Acceptance Corp. and receive 3.50%

      Broker, JPMorgan Chase
        Expires March 2007                                $1,250,000        $      17,720

      Sold credit default protection on General Motors
        Acceptance Corp. and receive 4.50%

      Broker, Morgan Stanley Capital Group, Inc.
        Expires March 2007                                $1,250,000               24,540

      Sold credit default protection on General Motors
        Corp. and receive 4.40%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                  $ 625,000               10,037

      Sold credit default protection on General Motors
        Corp. and receive 8.00%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                  $ 625,000               27,638

      Sold credit default protection on Dow Jones
        CDX North American High Yield 100 Index
        Series 6 and receive 3.45%

      Broker, UBS Warburg
        Expires June 2011                                 $1,600,000               (2,902)

      Sold credit default protection on Dow Jones
        CDX North American High Yield 100 Index
        Series 6 and receive 3.45%

      Broker, UBS Warburg
        Expires June 2011                                 $4,725,000              (14,024)

      Sold credit default protection on Dow Jones
        CDX North American High Yield B Index Series 6
        and receive 3.00%

      Broker, UBS Warburg
        Expires June 2011                                 $4,725,000               18,043
      -----------------------------------------------------------------------------------
      Total                                                                 $      81,052
                                                                            =============

      See Notes to Financial Statements.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       11

Statement of Assets, Liabilities and Capital

As of August 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$703,663,320) .......                   $701,299,967
            Investments in affiliated securities, at value (identified cost--$67,441) ..............                         67,441
            Cash ...................................................................................                        100,000
            Unrealized appreciation on swaps .......................................................                         97,978
            Swap premiums paid .....................................................................                         63,185
            Receivables:
               Interest ............................................................................   $ 13,388,037
               Securities sold .....................................................................      2,745,799
               Swaps ...............................................................................        108,985      16,242,821
                                                                                                       ------------
            Prepaid expenses .......................................................................                          3,767
                                                                                                                       ------------
            Total assets ...........................................................................                    717,875,159
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Loans ..................................................................................                    216,200,000
            Unrealized depreciation on swaps .......................................................                         16,926
            Payables:
               Securities purchased ................................................................      2,688,272
               Investment adviser ..................................................................        339,809
               Interest on loans ...................................................................        231,685
               Dividends to shareholders ...........................................................        200,718
               Other affiliates ....................................................................          4,125       3,464,609
                                                                                                       ------------
            Accrued expenses .......................................................................                         97,705
                                                                                                                       ------------
            Total liabilities ......................................................................                    219,779,240
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .............................................................................                   $498,095,919
                                                                                                                       ============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.10 par value, 200,000,000 shares authorized ............................                   $  3,528,644
            Paid-in capital in excess of par .......................................................                    501,493,556
            Undistributed investment income--net ...................................................   $  3,055,699
            Accumulated realized capital losses--net ...............................................     (7,699,679)
            Unrealized depreciation--net ...........................................................     (2,282,301)
                                                                                                       ------------
            Total accumulated losses--net                                                                                (6,926,281)
                                                                                                                       ------------
            Total capital--Equivalent to $14.12 per share based on 35,286,436 shares of capital
             stock outstanding (market price--$12.48) ..............................................                   $498,095,919
                                                                                                                       ============

      See Notes to Financial Statements.


12      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Statement of Operations

For the Year Ended August 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $28,123 from affiliates) ...........................................                   $ 54,667,695
            Dividends ..............................................................................                        417,020
            Other ..................................................................................                        490,857
                                                                                                                       ------------
            Total income ...........................................................................                     55,575,572
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Loan interest expense ..................................................................   $  9,004,348
            Investment advisory fees ...............................................................      4,824,787
            Borrowing costs ........................................................................        263,472
            Accounting services ....................................................................        172,308
            Professional fees ......................................................................         87,307
            Transfer agent fees ....................................................................         67,540
            Printing and shareholder reports .......................................................         44,048
            Custodian fees .........................................................................         36,252
            Pricing services .......................................................................         30,182
            Directors' fees and expenses ...........................................................         24,931
            Listing fees ...........................................................................         21,769
            Other ..................................................................................         40,113
                                                                                                       ------------
            Total expenses .........................................................................                     14,617,057
                                                                                                                       ------------
            Investment income--net .................................................................                     40,958,515
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ....................................................................     (7,096,659)
               Foreign currency transaction--net ...................................................             (4)
               Swaps--net ..........................................................................        739,360      (6,357,303)
                                                                                                       ------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ....................................................................    (10,919,746)
               Swaps--net ..........................................................................         70,854     (10,848,892)
                                                                                                       ----------------------------
            Total realized and unrealized loss--net ................................................                    (17,206,195)
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations ...................................                   $ 23,752,320
                                                                                                                       ============

      See Notes to Financial Statements.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       13

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                                August 31,
                                                                                                       ----------------------------
Increase (Decrease) in Net Assets:                                                                         2006            2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .................................................................   $ 40,958,515    $ 48,420,037
            Realized gain (loss)--net ..............................................................     (6,357,303)     19,825,223
            Change in unrealized appreciation/depreciation--net ....................................    (10,848,892)    (13,335,576)
                                                                                                       ----------------------------
            Net increase in net assets resulting from operations ...................................     23,752,320      54,909,684
                                                                                                       ----------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .................................................................    (41,283,214)    (52,626,956)
            Realized gain--net .....................................................................    (16,468,850)    (24,641,888)
                                                                                                       ----------------------------
            Net decrease in net assets resulting from dividends and distributions to shareholders ..    (57,752,064)    (77,268,844)
                                                                                                       ----------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends and
             distributions .........................................................................         64,908              --
                                                                                                       ----------------------------
            Net increase in net assets derived from capital stock transactions .....................         64,908              --
                                                                                                       ----------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...........................................................    (33,934,836)    (22,359,160)
            Beginning of year ......................................................................    532,030,755     554,389,915
                                                                                                       ----------------------------
            End of year* ...........................................................................   $498,095,919    $532,030,755
                                                                                                       ============================
             * Undistributed investment income--net ................................................   $  3,055,699    $  2,178,295
                                                                                                       ============================

      See Notes to Financial Statements.


14      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Statement of Cash Flows

For the Year Ended August 31, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ..............................................       $  23,752,320
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables and swap premiums paid .................................................            (698,247)
               Decrease in other assets .......................................................................                  26
               Increase in other liabilities ..................................................................             124,674
               Realized and unrealized loss--net ..............................................................          17,206,195
               Amortization of premium and discount ...........................................................            (429,642)
            Realized loss on foreign currency transactions ....................................................                  (2)
            Proceeds from sales and paydowns of long-term investments .........................................         427,900,085
            Other investment related transactions .............................................................             739,360
            Purchases of long-term investments ................................................................        (441,773,965)
            Purchases of short-term investments--net ..........................................................             (67,441)
                                                                                                                      -------------
            Net cash provided by operating activities .........................................................          26,753,363
                                                                                                                      -------------
===================================================================================================================================
Cash Used by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Cash receipts from borrowings .....................................................................         320,500,000
            Cash payments on borrowings .......................................................................        (289,500,000)
            Dividends and distributions paid to shareholders ..................................................         (57,747,523)
                                                                                                                      -------------
            Net cash used for financing activities ............................................................         (26,747,523)
                                                                                                                      -------------
===================================================================================================================================
Cash Impact from Foreign Exchange Fluctuations
-----------------------------------------------------------------------------------------------------------------------------------
            Effect of exchange rate changes on cash ...........................................................                  (2)
                                                                                                                      =============
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in cash ..............................................................................               5,838
            Cash at beginning of year .........................................................................              94,162
                                                                                                                      -------------
            Cash at end of year ...............................................................................       $     100,000
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
            Cash paid for interest ............................................................................       $   8,905,592
                                                                                                                      =============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Capital shares issued in reinvestment of dividends and distributions to shareholders ..............       $      64,908
                                                                                                                      =============

      See Notes to Financial Statements.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       15

Financial Highlights

                                                                                           For the Year Ended         For the Period
                                                                                               August 31,              May 30, 2003+
The following per share data and ratios have been derived                        ------------------------------------  to August 31,
from information provided in the financial statements.                             2006          2005          2004        2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ....................................  $  15.08      $  15.71      $  14.39    $  14.33
                                                                                 --------------------------------------------------
         Investment income--net ...............................................      1.16***       1.37***       1.50         .30
         Realized and unrealized gain (loss)--net .............................      (.49)          .19          1.27        (.03)
                                                                                 --------------------------------------------------
      Total from investment operations ........................................       .67          1.56          2.77         .27
                                                                                 --------------------------------------------------
      Less dividends and distributions:
         Investment income--net ...............................................     (1.17)        (1.49)        (1.43)       (.20)
         Realized gain--net ...................................................      (.46)         (.70)         (.02)         --
                                                                                 --------------------------------------------------
      Total dividends and distributions .......................................     (1.63)        (2.19)        (1.45)       (.20)
                                                                                 --------------------------------------------------
      Offering costs resulting from the issuance of Common Stock ..............        --            --            --        (.01)
                                                                                 --------------------------------------------------
      Net asset value, end of period ..........................................  $  14.12      $  15.08      $  15.71    $  14.39
                                                                                 --------------------------------------------------
      Market price per share, end of period ...................................  $  12.48      $  14.32      $  14.52    $  13.61
                                                                                 ==================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ......................................      6.29%        11.28%        20.70%       1.91%@
                                                                                 ==================================================
      Based on market price per share .........................................     (1.07%)       14.34%        17.95%      (7.92%)@
                                                                                 ==================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver and excluding interest expense ..................      1.11%         1.11%         1.09%        .45%*
                                                                                 ==================================================
      Expenses, net of waiver .................................................      2.89%         2.09%         1.56%        .52%*
                                                                                 ==================================================
      Expenses ................................................................      2.89%         2.09%         1.57%        .91%*
                                                                                 ==================================================
      Investment income--net ..................................................      8.11%         8.91%         9.76%       8.22%*
                                                                                 ==================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
      Amount of borrowings outstanding, end of period (in thousands) ..........  $216,200      $185,200      $207,100    $113,300
                                                                                 ==================================================
      Average amount of borrowings outstanding during the period (in thousands)  $184,070      $188,044      $178,605    $ 24,585
                                                                                 ==================================================
      Average amount of borrowings outstanding per share during the period*** .  $   5.22      $   5.33      $   5.06    $    .71
                                                                                 ==================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) ................................  $498,096      $532,031      $554,390    $507,588
                                                                                 ==================================================
      Portfolio turnover ......................................................     62.38%        48.24%        81.43%      59.69%
                                                                                 ==================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Corporate High Yield Fund VI, Inc. was renamed BlackRock Corporate High Yield Fund VI, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol HYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. As of October 2, 2006, floating rate loan interests will be valued at the mean between the last available bid prices. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will be generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates also are generally determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       17
liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


18      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,198,834 has been reclassified between accumulated net realized capital losses and undistributed net investment income, $3,269 has been reclassified between paid-in capital in excess of par and undistributed net investment income, and $1,649 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities, swap agreements, securities in default, the reclassification of distributions, foreign currency transactions, non-deductible expenses, and distributions in excess of capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .70% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $18,766 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2006.

For the year ended August 31, 2006, the Fund reimbursed FAM $11,079 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       19

Notes to Financial Statements (concluded)

Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2006 were $442,836,924 and $426,158,472, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended August 31, 2006 increased by 4,455 as a result of dividend reinvestment and during the year ended August 31, 2005 remained constant.

5. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $250,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 4.89% and the average borrowing was approximately $184,070,000 for the year ended August 31, 2006.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.090000 per share on September 29, 2006 to shareholders of record on September 15, 2006.

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                      8/31/2006       8/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .................................  $44,754,941     $72,401,236
  Net long-term capital gains .....................   12,997,123       4,867,608
                                                     ---------------------------
Total taxable distributions .......................  $57,752,064     $77,268,844
                                                     ===========================

As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ........................       $ 3,896,378
Undistributed long-term capital gains--net ................                --
                                                                  -----------
Total undistributed earnings--net .........................       $ 3,896,378
Capital loss carryforward .................................        (2,291,195)*
Unrealized losses--net ....................................        (8,531,464)**
                                                                  -----------
Total accumulated losses--net .............................       $(6,926,281)
                                                                  ===========

* On August 31, 2006, the Fund had a net capital loss carryforward of $2,291,195, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


20      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Corporate High Yield Fund VI, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Corporate High Yield Fund VI, Inc. (formerly Corporate High Yield Fund VI, Inc.) (the "Fund") as of August 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund VI, Inc. as of August 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 20, 2006

Fund Certification (unaudited)

In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the net investment income distributions paid monthly by BlackRock Corporate High Yield Fund VI, Inc. for the fiscal year ended August 31, 2006:

--------------------------------------------------------------------------------
                Interest-Related Dividends for Non-U.S. Residents
--------------------------------------------------------------------------------
Month Paid:     September 2005 ........................................   0.00%*
                October 2005 ..........................................  79.02%*
                November 2005 - January 2006 ..........................  86.00%*
                February 2006 - August 2006 ...........................  84.58%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $.368332 per share to shareholders of record on December 30, 2005.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       21

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.


22     BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ("Lipper")), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       23

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in-personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee


24      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006
waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers, or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       25

Disclosure of New Investment Advisory Agreement (concluded)

the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund, including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


26      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       27

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, and Global   129 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Chief Investment Officer for Equities, Chairman of    174 Portfolios
            08543-9011     Director              the BlackRock Private Client Operating Committee,
            Age: 52                              and member of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers ("MLIM") and its
                                                 affiliates ("MLIM/FAM-advised funds") from 2005 to
                                                 2006 and Chief Investment Officer thereof from 2001
                                                 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2003 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    59 Portfolios
            08543-9095                           1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2003 to  Member of the Committee of Investment of Employee     39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common Retirement
                                                 Fund since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical Institute
                                                 from 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998, Vice Chairman thereof from 2002 to 2005,
                                                 and Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998 and its Vice
                                                 Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.


28      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2003 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board of     59 Portfolios
            08543-9095                           Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005; and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2003 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at Law
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and since
                                                 2001; Director, United New Mexico Bank (now Wells
                                                 Fargo) from 1983 to 1988; Director, First National
                                                 Bank of New Mexico (now Wells Fargo) from 1975 to
                                                 1976; Vice President, American Law Institute since
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2003 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       29

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM from
Burke       Princeton, NJ  President    present  2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President of MLIM
            08543-9011     and                   and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
            Age: 46        Treasurer             Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
                                                 Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                                 President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth   P.O. Box 9011  Vice         2003 to  Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income)
M.          Princeton, NJ  President    present  of MLIM from January 2006 to September 2006; Director of MLIM from 2001 to 2005;
Phillips    08543-9011                           Vice President of MLIM from 1994 to 2001.
            Age: 56
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to
            Age: 46                              2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYT

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


30      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006

Proxy Results

During the six-month period ended August 31, 2006, BlackRock Corporate High Yield Fund VI, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 27, 2006. Proposals 2 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------
                                                               Shares Voted         Shares Withheld
                                                                   For                From Voting
---------------------------------------------------------------------------------------------------
1. To elect the Fund's Board    Robert C. Doll, Jr.             33,025,157              653,976
   of Directors:                James H. Bodurtha               33,024,757              654,376
                                Kenneth A. Froot                33,025,724              653,409
                                Joe Grills                      33,014,917              664,216
                                Herbert I. London               33,019,966              659,167
                                Roberta Cooper Ramo             33,025,833              653,300
                                Robert S. Salomon, Jr.          33,014,566              664,567
---------------------------------------------------------------------------------------------------

                                                       Shares Voted   Shares Voted    Shares Voted
                                                           For          Against         Abstain
---------------------------------------------------------------------------------------------------
2. To approve a new investment advisory agreement.      17,208,446      479,864         673,954
---------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement.       17,202,998      469,737         689,529
---------------------------------------------------------------------------------------------------

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


        BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.    AUGUST 31, 2006       31

BlackRock Corporate High Yield Fund VI, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Corporate High Yield Fund VI, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Corporate High Yield Fund VI, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #COYVI-8/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2006 - $38,500
                                  Fiscal Year Ending August 31, 2005 - $37,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2006 - $8,000
                                  Fiscal Year Ending August 31, 2005 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2006 - $6,000
                                  Fiscal Year Ending August 31, 2005 - $7,900

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2006 - $3,098,500
             Fiscal Year Ending August 31, 2005 - $7,377,027

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 2, 2006.

         (a)(1) The Fund is managed by a team of investment professionals the lead members of which are Scott Amero, Managing Director at BlackRock, and Jeffrey Gary, Managing Director at BlackRock. This team has managed the Fund's portfolio since 2006. Messrs. Amero and Gary are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

         Scott Amero is co-head of BlackRock's fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

         Mr. Gary has been with BlackRock since 2003. He is head of BlackRock's high yield team and a member of the Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director of and portfolio manager with AIG (American General) Investment Group.

         (a)(2) As of October 2, 2006:

                                                                                      (iii) Number of Other Accounts and
                              (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                                    and Assets by Account Type                                 Performance-Based
                           Other                                                  Other
                        Registered        Other Pooled                          Registered        Other Pooled
(i) Name of             Investment         Investment            Other          Investment         Investment             Other
Portfolio Manager        Companies          Vehicles            Accounts        Companies           Vehicles             Accounts
                     ----------------                                         ----------------
Scott Amero                        27                 35                298                  0                  7                 23
                     $ 15,400,844,656   $  8,298,434,418   $104,363,773,196   $              0   $  1,674,785,985   $  6,547,210,680
Jeffrey Gary                       18                  6                 30                  0                  5                  9
                     $  5,717,660,657   $  5,542,301,819   $  4,458,704,011   $              0   $  1,340,538,760   $  1,666,683,896

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of October 2, 2006:

      Portfolio Manager Compensation

      BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

      Long-Term Retention and Incentive Plan (LTIP) --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Mr. Gary and Mr. Amero have received awards under the LTIP.

      Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Mr. Gary and Mr. Amero, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Mr. Gary and Mr. Amero, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

      Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero has been granted stock options in prior years and participates in BlackRock's restricted stock program.

      Incentive Savings Plans --BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

      Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the investment performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include the CSFB High Yield Index and certain customized indices and fund industry peer groups.

      The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other accounts. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

      (a)(4) Beneficial Ownership of Securities. As of October 2, 2006, Mr. Amero nor Mr. Gary beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund VI, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: October 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: October 19, 2006


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: October 19, 2006